SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549
                       ----------------------------------------
                                       FORM 8-K

                                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
          1994.


          Date of  Report (Date of  earliest event reported)  September 30,
          1996

                              CUMBERLAND HOLDINGS, INC.
          -----------------------------------------------------------------
          --
               (Exact name of registrant as specified in its charter)


          Florida                  0-19727             59-3094503
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          --
          (State or other jurisdiction  (Commission         (IRS Employer
          of incorporation)             File Number)   Identification No.)


          4311 West Waters Avenue, Suite 501, Tampa, Florida  33614
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          --
          (Address of principal executive offices)          (Zip Code)

          Registrant's telephone  number, including  area code   (813) 885-
          2112

                                    Not applicable
          -----------------------------------------------------------------
          --
          Former name or former address, if changed since last report.





          Item 5.   OTHER EVENTS

               On November 5, 1996, Cumberland Holdings, Inc., issued 1,723,290 shares at the fair market value of $3.00 per share of its common stock to Kimmins Corp. (f/k/a Kimmins Environmental Service, Corp.) in exchange for surrender the Company's term note payable in the amount of Five Million One Hundred Sixty-nine Thousand, Eight Hundred Seventy Dollars ($5,169,870).

          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

               The common stock ownership of certain beneficial owners and management on November 5, 1996 as reflected in the pro forma September 30, 1996 balance sheet is set forth in the following table:


           Name and address of   Amount and Nature of Percent of Issued
           Beneficial Owner      Beneficial Ownership and Outstanding
                                 of Common Stock      Common Stock
           --------------------  -------------------- --------------------

           Francis M. Williams          2,483,286 (3)               44.5 %
           (1)

           Joseph M. Williams             334,783 (4)                6.0 %
           (1)
           George A. Chandler               2,509 (5)                   *
           (1)



           Kimmins Corp.                1,723,290 (6)               30.9 %
           1501 Second Avenue    -------------------- --------------------
             East
           Tampa, Florida 33605

                                       4, 543,868                   81.4 %
                                 ==================== ====================

          (1) The address of all officers and Directors of Cumberland listed above are in care of Cumberland at 4311 West Waters Avenue, Suite 501, Tampa, Florida 33614.

          (2) Cumberland believes that the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them, unless otherwise noted.






          Item 5.   OTHER EVENTS
                    (continued)

          (3) Includes 2,259,207 shares owned by Mr. Francis Williams; 29,345 shares owned by Mr. Williams' wife; 22,748 shares held by Mr. Williams as trustee for his wife and children; 18,296 shares held by Mr. Williams as custodian under the New York Uniform Gifts to Minors Act for his children; and 153,690 held by various Real Estate Partnerships of which Mr. Williams is 100 percent Owner.

          (4) Includes 8,800 shares owned by Mr. Joseph M. Williams; options to acquire 92,000 shares of Cumberland Common Stock; 219 shares held by the KVN 401(K) Plan and ESOP of which Mr. Williams is fully vested; 205,764 shares held by KVN's 401(K) Plan, Profit Participation Plan and ESOP, options to acquire 20,000 shares of Cumberland Common Stock held by the ESOP, of which Mr. Williams is a trustee, but of which Mr. Williams disclaims beneficial ownership.

          (5) Includes 1,869 shares owned by Mr. George A. Chandler and options to acquire 640 shares of Cumberland Common Stock.

          (6) Francis M. Williams has a 61.5% ownership in Kimmins Corp. and Joseph M. Williams has a 5.4% ownership in Kimmins Corp.

          *    Less than one percent.


          Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

               (a) Unaudited Condensed Consolidated Pro Forma Balance Sheet dated September 30, 1996.





                           PRO FORMA FINANCIAL INFORMATION

                              CUMBERLAND HOLDINGS, INC.
                   PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                     (UNAUDITED)


                                    Historical    Pro Forma    Pro Forma
                                   September 30  Adjustments  September 30
                                        1996                      1996
                                   ------------- --------------------------

          ASSETS
          ------

          Investments:
            Securities available-
            for-sale at fair value:

             Fixed maturities      $  3,046,700 $             $  3,046,700

             Equity securities        1,066,405                  1,066,405

            Fixed maturity
            securities held to
             maturity   . . . . . .   1,664,285                  1,664,285
            Mortgage loan . . . . .      45,948                     45,948

            Short term investments      323,993                    323,993



            Cash and cash
             equivalents  . . . . .     550,712                    550,712
            Reinsurance recoverable   1,299,181                  1,299,181



            Deferred policy
             acquisition costs          599,309                    599,309

            Intangibles, net  . . .   1,929,478                  1,929,478
            Other assets  . . . . .   1,398,585                  1,398,585
                                   ------------- --------------------------

                                   $ 11,924,596 $           0 $ 11,924,596
                                   ============= ==========================





                           PRO FORMA FINANCIAL INFORMATION

                              CUMBERLAND HOLDINGS, INC.
                   PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                     (UNAUDITED)
                                     (continued)

                                    Historical    Pro Forma    Pro Forma
                                   September 30  Adjustments  September 30
                                        1996                      1996
                                   ------------- --------------------------

          LIABILITIES
          -----------

          Policy liabilities and
          accruals:
            Loss and loss
             adjustment expenses  .   1,436,553                  1,436,553

            Unearned premiums . . .   1,607,548                  1,607,548

            Ceded reinsurance
             payable  . . . . . . .     184,517                    184,517

          Accounts payable and
            other liabilities         1,224,433                  1,224,433
          Long-term debt:

            Affiliate, including
             accrued interest   . .   5,169,870   5,169,870(1)           0

            Nonaffiliate  . . . . .   1,533,488                  1,533,488
                                   ------------- --------------------------

            Total liabilities . . .$ 11,156,409 $ 5,169,870   $  5,986,539
                                   ============= ==========================

                           PRO FORMA FINANCIAL INFORMATION

                              CUMBERLAND HOLDINGS, INC.
                   PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                     (UNAUDITED)
                                     (continued)

                                    Historical    Pro Forma    Pro Forma
                                   September 30  Adjustments  September 30
                                        1996                      1996
                                   ------------- --------------------------

          STOCKHOLDERS' EQUITY
          --------------------

          Common stock, $.001 par
            value; 10,000,000
            shares authorized,
            4,056,480 shares issued
            September 30, 1996;
            5,779,770 shares issued
            on pro forma  . . . . .       4,056      1,724(2)        5,780
          Capital in excess of par
          value . . . . . . . . . .   2,069,727  5,168,146(2)    7,237,873

          Net unrealized
          appreciation of
          available-for-sale
          securities  . . . . . . .      76,357                     76,357

          Accumulated deficit . . .  (1,147,395)                (1,147,395)
                                   ------------- --------------------------

                                      1,002,745  5,169,870       6,172,615
          Less treasury stock at
            cost, 317,173 shares at
            September 30, 1996  . .    (234,558)                  (234,558)
                                   ------------- --------------------------

          Total Stockholders'
            equity  . . . . . . . .     768,187  5,169,870       5,938,057

                                   $ 11,924,596 $        0    $ 11,924,596
                                   ============= ==========================
          (1)  Elimination of term note payable to Kimmins Corp.

          (2) Issue of 1,723,290 shares of common stock at $3.00 per share.





                                      SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CUMBERLAND HOLDINGS, INC.


           Dated: November 13, 1996        By:  /s/  Joseph M. Williams
                  -----------------------       -------------------------
                                                Joseph M. Williams
                                                President and Chief
                                                Executive Officer
                                                (Principle Executive
                                                   Officer)

           Dated: November 13, 1996        By:  /s/  Carol S. Black
                  -----------------------       -------------------------
                                                Carol S. Black
                                                Controller and Chief
                                                Financial Officer
                                                (Principle Accounting and
                                                   Financial Officer)